Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant toss.240.1a-11(c) orss.240.1a-12


                              GULFWEST OIL COMPANY
                (Name of Registrant as Specified In Its Charter)


                              GULFWEST OIL COMPANY
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      Fee $125 per Exchange Act Rule 14-a-6(i)1

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1)  Title of each class of securities to which transaction applies:

         2)  Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

         4)  Proposed maximum aggregate value of transaction:

         * Set forth amount on which the filing is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount previously paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                              GULFWEST OIL COMPANY
                          397 N. Sam Houston Parkway E.
                                    Suite 375
                              Houston, Texas 77060

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on May 18, 2001

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of GulfWest Oil Company (the "Company") will be held at the offices of the Company at 397 N. Sam Houston Parkway E., Suite 375, Houston, Texas 77060, on Friday, May 18, 2001 at 1:30 p.m., local time, for the following purposes:

         (1) To elect seven members of the Board of Directors, which presently consists of seven directors, for the term of one year or until the next Annual Meeting of Shareholders.

         (2) To approve the amendment of the Company's Articles of Incorporation to change the name of the Company to "GulfWest Energy, Inc.".

         (3) To approve the amendment and restatement of the Company's 1994 Stock Option and Compensation Plan to increase the number of shares of common stock available for issuance pursuant to options granted under the plan from 1,000,000 to 2,000,000.

         (4) To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The close of business on April 3, 2001 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournments thereof. For a period of at least 10 days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be open to the examination of any shareholder during ordinary business hours at the offices of the Company at 397
N. Sam Houston Parkway E., Suite 375, Houston, Texas 77060

         Information concerning the matters to be acted upon at the Annual Meeting is set forth in the accompanying Proxy Statement.

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                             By Order of the Board of Directors


                                             /s/  Jim C. Bigham
                                             --------------------
                                             Jim C. Bigham
                                             Secretary

Houston, Texas
April 16, 2001

                              GULFWEST OIL COMPANY
                          397 N. Sam Houston Parkway E.
                                    Suite 375
                              Houston, Texas 77060

                                 PROXY STATEMENT

                                       For

                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 18, 2001

         This Proxy Statement is being first mailed on April 16, 2001 to shareholders of GulfWest Oil Company (the "Company") by the Board of Directors (the "Board") to solicit proxies (the "Proxies") for use at the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of the Company at 397
N. Sam Houston Parkway E., Suite 375, Houston, Texas 77060, on Friday, May 18, 2001 at 1:30 p.m., local time, or at such other time and place to which the Meeting may be adjourned.

         All shares represented by valid Proxies, unless the shareholder otherwise specifies, will be voted (i) FOR the election of the persons named herein under "Election of Directors" as nominees for election as directors of the Company for the term described therein; (ii) FOR the amendment of the Company's Articles of Incorporation to change the name of the Company to "GulfWest Energy, Inc."; (iii) FOR the amendment and restatement of the Company's 1994 Stock Option and Compensation Plan to increase the number of shares of common stock available for issuance pursuant to options granted under the plan from 1,000,000 to 2,000,000; and, (iv) at the discretion of the Proxy holders with regard to any other matter that may properly come before the Meeting or any adjournments thereof.

         Where a shareholder has appropriately specified how a Proxy is to be voted, it will be voted accordingly. The Proxy may be revoked at any time by providing written notice of such revocation to GulfWest Oil Company, 397 N. Sam Houston Parkway E., Suite 375, Houston, Texas 77060, Attention: Jim C. Bigham. If notice of revocation is not received by the Meeting date, a shareholder may nevertheless revoke a Proxy if the shareholder attends the Meeting and desires to vote in person.

                        RECORD DATE AND VOTING SECURITIES

         The record date for determining the shareholders entitled to vote at the Meeting is the close of business on April 3, 2001 (the "Record Date"), at which time the Company had 18,445,041 shares of Common Stock issued and outstanding. Common Stock is the only class of outstanding voting securities of the Company.

                                QUORUM AND VOTING

         In order to be validly approved by the shareholders, each proposal described herein must be approved by the affirmative vote of a majority of the shares represented and voting at the meeting at which a quorum is present. The presence at the Annual Meeting, in person or by Proxy, of the holders of a one-third of the issued and outstanding shares of Common Stock is necessary to constitute a quorum to transact business. Each share represented at the Annual Meeting in person or by Proxy will be counted toward a quorum. In deciding all questions and other matters, a holder of Common Stock on the Record Date shall be entitled to cast one vote for each share of Common Stock registered in his or her name.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Board presently consists of seven directors, all of whom have been nominated by the Board for re-election to serve until the next Annual Meeting of Shareholders and until their successors have been elected and qualified.

         It is expected that the nominees named below will be able to accept such nominations. If any of the below nominees for any reason is unable or is unwilling to serve at the time of the Meeting, the Proxy holders will have discretionary authority to vote the Proxy for a substitute nominee or nominees. The following sets forth information as to the nominees for election at the Meeting, including their ages, present principal occupations, other business experience during the last five years, memberships on committees of the Board and directorships in other publicly-held companies.

THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

                                    NOMINEES                 Year First
                                                              Elected
Name                           Age   Position               Director or Officer


Marshall A. Smith III(3)       53    Chairman of the Board        1989

Thomas R. Kaetzer(3)           42    Chief Executive Officer      1998
                                     President and Director

Jim C. Bigham                  65    Executive Vice President,    1991
                                     Secretary and Director

John E. Loehr(1)(2)(3)         55    Director                     1992


Anthony P. Towell(1)(2)(3)     69    Director                     1997


J. Virgil Waggoner(1)(2)(3)    73    Director                     1997


Steven M. Morris(1)            49    Director                     2000

         (1)      Member of the Audit Committee.
         (2)      Member of the Compensation Committee.
         (3)      Member of the Executive Committee.

     Marshall A. Smith III has served as an officer and a director of GulfWest since July 1989. From July 1989 to November 20, 1992, he served as president and chairman of the Board. On November 20, 1992, he resigned as president but continued as chief executive officer and chairman of the board. On September 1, 1993, Mr. Smith reassumed the duties of president and resigned as chairman of the board. On December 21, 1998, he resigned as president but remained chief executive officer. On March 20, 2001, he resigned as chief executive officer and was elected chairman of the board.

     Thomas R. Kaetzer was appointed senior vice president and chief operating officer of GulfWest on September 15, 1998 and on December 21, 1998 became president and a director. On March 20, 2001, he was appointed chief executive officer. Mr. Kaetzer has 17 years experience in the oil and gas industry, including 14 years with Texaco Inc., which involved the evaluation, exploitation and management of oil and gas assets. He has both onshore and offshore experience in operations and production management, asset acquisition, development, drilling and workovers in the continental U.S., Gulf of Mexico, North Sea, Colombia, Saudi Arabia, China and West Africa. Mr. Kaetzer has a Masters Degree in Petroleum Engineering from Tulane University and a Bachelor of Science Degree in Civil Engineering from the University of Illinois.

     Jim C. Bigham has served as executive vice president of GulfWest since 1996 and as secretary and a director since 1991. Prior to joining GulfWest, he held management and sales positions in the real estate and printing industries. Mr. Bigham is also a retired United States Air Force Major. During his military career, he served in both command and staff officer positions in the operational, intelligence and planning areas.

     John E. Loehr has served as a director of GulfWest since 1992, as chairman of the board from September 1, 1993 to July 8, 1998 and as chief financial officer from November 22, 1996 to May 28, 1998. He is also currently president and sole shareholder of ST Advisory Corporation, an investment company, and vice-president of Star-Tex Trading Company, also an investment company. He was formerly president of Star-Tex Asset Management, a commodity-trading advisor, and a position he held from 1988 until 1992 when he sold his ownership interest. Mr. Loehr is a CPA and is a member of the American Institute of Certified Public Accountants and Texas Society of Certified Public Accountants.

     Anthony P. Towell has served as a director of GulfWest since November 13, 1997. From July 1998 to March 2001 he served as chairman of the board. Mr. Towell is a director of a number of public companies, both in the United Kingdom and the United States, in the safety, environmental and computer network industries. Mr. Towell has been in the petroleum business since 1957 and has held executive positions with various public oil and gas companies including the Royal Dutch Shell group companies and Pacific Resources, Inc.

     J. Virgil Waggoner has served as a director of GulfWest since December 1, 1997. Mr. Waggoner's career in the petrochemical industry began in 1950 and included senior management positions with Monsanto Company and El Paso Products Company, the petrochemical and plastics unit of El Paso Company. He served as president and chief executive officer of Sterling Chemicals, Inc. from the firm's inception in 1986 until its sale and his retirement in 1996. He is currently president and chief executive officer of JVW Investments, Ltd., a private company. He continues to serve as non-executive vice chairman of the Board of Directors of Sterling Chemicals, Inc. He is also on the Board of Directors of Kirby Corporation and an advisory board director of First Commercial Bank of Little Rock, Arkansas.

     Steven M. Morris was appointed a director of GulfWest on January 6, 2000. He was the president of Pozo Resources, Inc., an oil and gas production company, until its asset were sold to GulfWest on December 31, 1999. Mr. Morris is a certified public accountant and president of Pentad Enterprises, Inc., a private investment firm in Houston, Texas. He is currently a director of the Bank of Tanglewood, Houston, Texas, and Quicksilver Resources, Inc., a publicly traded oil and gas exploration and production company with offices in Ft. Worth, Texas.

                          BOARD MEETINGS AND COMMITTEES

     The Board met four times in 2000. The board has established an audit committee, a compensation committee and an executive committee. The functions of these committees, their current members, and the number of meetings held during 2000 are described below.

     The function of the audit committee is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls that management and the board of directors have established, and the audit process. The committee is comprised of Mr. John E. Loehr (Chairman), Mr. Anthony
P. Towell, Mr. J. Virgil Waggoner and Mr. Steven M. Morris. The committee met twice in 2000.

     The function of the compensation committee is to develop and administer an executive compensation system, which will enable the Company to attract and retain qualified executives. The committee is comprised of Mr. J. Virgil Waggoner (Chairman), Mr. Anthony P. Towell, and Mr. John E. Loehr. The committee met twice in 2000.

     The executive committee was established to make recommendations to the board of directors in the areas of financial planning, strategies and business alternatives. The committee is comprised of Mr. Anthony P. Towell (Chairman), Mr. J. Virgil Waggoner, Mr. Marshall A. Smith III, Mr. John E. Loehr and Mr. Thomas R. Kaetzer. The committee met twice in 2000.

                            COMPENSATION OF DIRECTORS

     The shareholders approved an amended and restated Employee Stock Option Plan on May 28, 1998, which included a provision for the payment of reasonable fees in cash or stock to directors. No fees were paid to directors in 2000.

                                   PROPOSAL 2

                           AMENDMENT OF THE COMPANY'S
                            ARTICLES OF INCORPORATION

     The shareholders are requested at the Annual Meeting to approve the amendment of the Company's Articles of Incorporation to change the name of the Company to "GulfWest Energy, Inc.", a form of which is attached hereto as
Exhibit II and incorporated herein (the "Amendment").

     Currently, the Company's oil and natural gas reserves are comprised of 52% oil and 48% natural gas. The Company's plans are to continue to expand its role in the domestic natural gas industry by (i) acquiring additional interests in natural gas properties, (ii) increasing the production and reserve base of its existing natural gas properties, and (iii) acquiring ownership of more natural gas gathering systems and pipelines. The board recommends changing the name of the Company from "GulfWest Oil Company" to "GulfWest Energy, Inc." to more appropriately reflect the expanding business of the Company.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION.

                                   PROPOSAL 3

                   AMENDMENT AND RESTATEMENT OF THE COMPANY'S
                     1994 STOCK OPTION AND COMPENSATION PLAN

     The shareholders are requested at the Annual Meeting to approve the amendment and restatement of the Company's 1994 Stock Option and Compensation Plan, attached hereto as Exhibit I and incorporated herein (the "Plan"), with an effective date of April 1, 2001 (the "Effective Date").

     The Company has amended and restated the Plan for the purpose of increasing the number of shares of Common Stock of the Company available for issuance pursuant to options granted under the Plan ("Options"). Prior to the amendment, the Plan provided that a maximum of 1,000,000 shares of Common Stock were available for issuance pursuant to Options. Following the amendment, the Plan provides that a maximum of 2,000,000 shares of Common Stock are available for issuance pursuant to Options. Other material provisions of the Plan, which have not been amended, are as follows: key employees (including officers), employee and nonemployee directors, and advisors of the Company are eligible to receive Options. A committee appointed by the Board administers the Plan. The committee has the sole discretion, subject only to the terms of the Plan, to determine the persons to whom Options are granted, the terms of Options, and the construction and application of the Plan. Options may be either ISOs, which afford the optionee certain favorable federal income tax consequences, or options that are not ISOs. ISOs may be issued only to employees. Approval of the Plan amendment by the Company's shareholders is necessary for Options that are intended to qualify as ISOs to qualify as such.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S 1994 STOCK OPTION AND COMPENSATION PLAN WITH AN EFFECTIVE DATE OF APRIL 1, 2001.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information regarding compensation paid to the Company's executive officers whose total annual compensation is $100,000 or more during each of the last three years.


                                                                                          Long Term
                                                                                        Compensation
                                        Annual Compensation (1)                         Awards (2)
                                   ---------------------------------------------     --------------------
                                                                       Other                                 All
                                                                       Annual      Restricted               Other
                                    Year                               Compen-       Stock                 Compen-
Name and Principal Position         End       Salary($)   Bonus($)    sation($)      Awards($) Options(#)  sation($)
---------------------------         ----      ---------   --------    ----------    ---------  ----------  ---------
Marshall A. Smith III               2000      125,000         -           -            -            -          -
  Chairman of the Board             1999      125,000         -           -            -         20,000        -
                                    1998      125,000         -           -            -            -          -

Thomas R. Kaetzer(3)                2000      125,000         -           -            -         135,000       -
   President and                    1999      125,000         -           -         110,000      100,000       -
Chief                               1998      100,000         -           -            -            -
Executive  Officer

(1) Includes deferred compensation of $11,458 in 1999 and $50,000 in 1998 payable to Mr. Smith. Mr. Smith served as president until December 1998 and as chief executive officer until March 20, 2001, when he was elected chairman of the board. As chairman of the board, Mr. Smith devotes full time to the business of the Company.

(2) 100,000 shares of common stock issued to Mr. Kaetzer in 1999 as part of Employment Agreement.

(3) Mr. Kaetzer joined the Company as chief operating officer in September, 1998, was elected president in December, 1998 and chief executive officer on March 20, 2001. His base annual salary was increased to $125,000 on August 1, 1999 and to $150,000, effective April 1, 2001.

Option Grants During 2000

        Mr. Kaetzer received warrants to purchase 125,000 shares of common stock and employee stock options to purchase 10,000 shares of common stock during 2000.

Option Exercises During 2000 and
Year End Option Values (1)

                                     Number of  Securities            Value of Unexercised
                                Underlying Unexercised Options      In-the-Money Options
                                         at FY-End (#)                  at FY-End ($)
                                         Exercisable/                   Exercisable/
Name                                    Unexercisable                  Unexercisable
---------------------          -------------------------------      ----------------------
Marshall A. Smith III                    20,000                              -0-
                                          -0-                                -0-

Thomas R. Kaetzer                       110,000                              -0-
                                          -0-                                -0-

     (1) No shares were acquired or value realized upon the exercise of options since no options were exercised by Mr. Smith or Mr. Kaetzer.

Employment Agreements

     Effective December 21, 1998, the Company entered into an Employment Agreement with Mr. Thomas R. Kaetzer, president and chief executive officer for a period of three years. Under the Employment Agreement, Mr. Kaetzer received a base annual salary of $100,000, increasing a minimum of 15% annually . In the event of a change of control, Mr. Kaetzer will have the option to continue as an employee of the Company under the terms of the Employment Agreements or receive a lump-sum cash severance payment equal to 300% of his annual base salary for the year following the change of control.

     A "change of control" is defined in the Employment Agreement as: (i) an acquisition (other than from the Company) by an individual, entity or a group (excluding the Company, its subsidiaries, a related employee benefit plan or a corporation the voting stock of which is beneficially owned following such acquisition 50% or more by the Company's stockholders in substantially the same proportions as their holdings in the Company prior to such acquisition) of beneficial ownership of 20% or more of the Company's voting stock; (ii) a change in a majority of the Board (excluding any persons approved by a vote of at least a majority of the incumbent Board other than in connection with a proxy contest); (iii) the approval by the stockholders of a reorganization, merger or consolidation (other than a reorganization, merger or consolidation in which all or substantially all of the stockholders of the Company receive 50% or more of the voting stock of the surviving company); or (iv) a complete liquidation or dissolution of the Company or the sale of all, or substantially all, of its assets.

Report of the Compensation Committee
of the Board on Executive Compensation

     On April 16, 1993, the Board established the Compensation Committee and authorized it to develop and administer an executive compensation system, which will enable the Company to attract and retain qualified executives. Compensation for the chairman of the board, the president and chief executive officer, and other executive officers is determined by the Compensation Committee which functions under the philosophy that compensation of executive officers, specifically including that of the president and chief executive officer, should be directly and materially linked to the Company's performance.
                                       7

     The Board approved an annual salary for the CEO of $100,000 on July 1, 1991 and it remained at that level until April 1, 1997, when the Compensation Committee recommended and the Board approved increasing the annual salary of the CEO to $125,000.

     On December 21, 1998, the Compensation Committee recommended and the Board approved entering into an Employment Agreement with Mr. Thomas R. Kaetzer, president and chief operating officer, with a base annual salary of $100,000, which increased to $125,000 on August 1, 1999 and to $150,000, effective April 1, 2001. Mr. Kaetzer was also issued 100,000 shares of restricted common stock as part of the Employment Agreement.

     This report is submitted by the members of the Compensation Committee:

     Compensation Committee:
     -----------------------
J. Virgil Waggoner, Chairman       Anthony P. Towell         John E. Loehr

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal year 2000, Messrs. Waggoner, Towell and Loehr served on the Company's Compensation Committee. No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the Board of Directors or Compensation Committee of any other company, nor has any such interlocking relationship existed in the past.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On March 30, 2000, Mr. J. Virgil Waggoner, a director of the Company, converted a note payable for $750,000 to 500,000 shares of the Company's common stock. The closing price of the common stock on that date was $1.50 per share.

     On April 5, 2000, the Company obtained financing from an energy lender, which included future development capital for its oil and gas properties. This financing arrangement required, and part of the proceeds were used for, the retirement of existing debt on the secured properties. Such debt included two loans totaling $1,565,000 from a financial institution for which Mr. J. Virgil Waggoner and Mr. Marshall A. Smith III, directors, were guarantors; a loan for $6,207,403 from a financial institution for which Mr. Steven M. Morris, a director, was guarantor; and, a loan for $126,334 from ST Advisory Corp., whose president is Mr. John E. Loehr, a director.

     On July 31, 2000, Mr. John E. Loehr, a director, agreed to accept receivables due the Company totaling $139,176 as partial payment of payables due Mr. Loehr from the Company.

     On November 3, 2000, Mr. J. Virgil Waggoner, a director, loaned the Company $500,000, payable on demand with interest at 10% per annum.

     During 2000, the Company paid $342,597 to Pozo Resources, Inc. as part of the purchase price of oil and gas properties in Colorado. Mr. Steven M. Morris, president of Pozo Resources, Inc. became a director of the Company following the purchase of the properties.

                             AUDIT COMMITTEE REPORT

     The Board of Directors of the Company adopted a written Audit Committee Charter on March 22, 2001, a copy of which is included as Appendix A to this proxy statement. All members of the Audit Committee are independent directors as defined in Rule 4200(a)(14) of the National Association of Securities Dealer Inc.'s listing standards.
                                       8

     The Audit Committee has review and discussed with the Company's management, and the Company's independent auditors, the audited financial statements of the Company contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

     The Audit Committee has received and reviewed the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees"). The Company's independent auditors do not perform non-audit services for the Company.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, filed with the SEC.

Audit Committee:
----------------
John E. Loehr, Chairman  J. Virgil Waggoner Anthony P. Towell Steven M. Morris

Stock Performance Chart

     The following chart compares the yearly percentage change in the cumulative total shareholder return on the Company's common stock during the five years ended December 31, 2000 with the cumulative total return on The Nasdaq Stock Market Index and The Nasdaq Non-Financial Stock Index. The comparison assumes $100 was invested on December 31, 1995 in the Company's common stock and in each of the foregoing indices and assumes reinvestment of dividends. The Company paid no dividends during such five-year period.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
         AMONG COMPANY, NASDAQ INDEX & NASDAQ NON-FINANCIAL STOCK INDEX
                        1996    1997    1998    1999    2000
                        ----    ----    ----    ----    ----
GulfWest Oil Company    $133    $111    $ 22    $ 39    $ 53

Nasdaq Index            $123    $151    $212    $395    $237

Nasdaq Non-Financial    $121    $142    $209    $409    $238

         Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth information as of April 3, 2001 regarding the beneficial ownership of common stock by each person known by the Company to own beneficially 5% or more of the outstanding common stock, each director of the Company, certain named executive officers, and the directors and executive officers of the Company as a group. The persons named in the table have sole voting and investment power with respect to all shares of common stock owned by them, unless otherwise noted.

         Beneficial ownership is determined in accordance with the rules of the SEC. For the purpose of calculating the number of shares beneficially owned by a shareholder and the percentage ownership of that shareholder, shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of the Record Date by that shareholder are deemed outstanding.


         Name and Address of           Amount and Nature of
          Beneficial Owner             Beneficial Ownership             Percent
          ----------------             --------------------             -------

         Marshall A. Smith III          1,055,759        1,2               5.6%

         Thomas R. Kaetzer                367,852        2,3               2.0%

         Jim C. Bigham                    205,985        2,4               1.1%

         Richard L. Creel                  95,000        2,5                .5%

         William T. Winston               160,000        2,6                .9%

         John E. Loehr                    417,491        2,7               2.2%

         Anthony P. Towell                543,542        2,8               2.9%

         J. Virgil Waggoner            10,053,929        2,8              54.4%

         Steven M. Morris                  60,000        2                  .3%

         All current directors and
         officers as a group
        (9 persons)                    12,959,558        9                65.3%

1 Includes 456,754 shares subject to currently exercisable warrants and options and 596,046 shares owned directly, 2,959 shares owned by Joyce Smith, the wife of Mr. Smith.

2 Shareholder's address is 397 N. Sam Houston Parkway East, Suite 375, Houston, Texas 77060.

3     Includes 235,000 shares subject to currently exercisable options.

4 Includes 155,000 shares subject to currently exercisable warrants and options.

5     Includes 80,000 subject to currently exercisable options.

6 Includes 150,000 shares subject to currently exercisable warrants and options.

7 Includes 290,000 shares subject to currently exercisable warrants and options and 62,653 shares held directly; and 64,838 shares held by ST Advisory Corporation. Mr. Loehr is president and sole shareholder of ST Advisory Corporation.

8     Includes 20,000 shares subject to currently exercisable options.

9     Includes 1,406,754 shares subject to currently exercisable warrants and options.
                                       10

                             SECTION 16 REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it with respect to 2000, or written representations from certain reporting persons, the Company believes that its officers, directors and persons who own more than 10% of a registered class of the Company's equity securities have complied with all applicable filing requirements, with the exception of Marshall A. Smith III and Thomas R. Kaetzer, officers and directors, who were each late filing a Form 4 in connection with the purchase of Common Stock through their Individual Retirement Accounts.

                              INDEPENDENT AUDITORS

     The Board has engaged Weaver & Tidwell, L.L.P., Dallas, Texas, as independent auditors to examine the Company's accounts. Representatives of Weaver & Tidwell, L.L.P. are not expected to be present at the Meeting.

Audit Fees

     The aggregate fees billed by Weaver & Tidwell for professional services rendered for the audit of the Company's annual financial statements and reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for the year 2000 were $45,903.

Non-audit Services

     Weaver & Tidwell provided no non-audit services to the Company in the year 2000.

                             SHAREHOLDERS' PROPOSALS

     Shareholders may submit proposals on matters appropriate for shareholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. For such proposals to be considered in the Proxy Statement and Proxy relating to the 2001 Annual Meeting of Shareholders, they must be received by the Company not later than December 17, 2001. Such proposals should be directed to GulfWest Oil Company, 397 N. Sam Houston Parkway E., Suite 375, Houston, Texas 77060, Attn:
Secretary.

                                 OTHER BUSINESS

     The Board knows of no matter other than those described herein that will be presented for consideration at the Meeting. However, should any other matters properly come before the Meeting or any adjournments thereof, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment in the interest of the Company.

                                  MISCELLANEOUS

     All costs incurred in the solicitation of Proxies will be borne by the Company. In addition to solicitation by mail, the officers and employees of the Company may solicit Proxies by telephone, telegraph or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. The Company has not engaged a proxy solicitor.

     The Annual Report to Shareholders of the Company, including financial statements for the year ended December 31, 2000, accompanies this Proxy Statement. The Annual Report is not to be deemed part of this Proxy Statement.

Houston, Texas
April 16, 2001                           By Order of the Board of Directors
                                         /s/  Jim C. Bigham
                                             ------------------
                                         Jim C. Bigham, Secretary

                                   APPENDIX A

                              GULFWEST OIL COMPANY

                             AUDIT COMMITTEE CHARTER

                                 March 22, 2001

The audit committee is a committee of the board of directors. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls that management and the board of directors have established, and the audit process.

In meeting its responsibilities, the audit committee is expected to:

1. Provide an open avenue of communication between the independent accountants and the board of directors.

2.  Review and update the committee's charter annually.

3. Recommend to the board of directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve the discharge of the independent accountants.

4. Confirm and assure the independence of the independent accountants, including a review of management consulting services and related fees provided by the independent accountants, if applicable.

5. Inquire of management and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

6.  Consider the audit scope and plan with the independent accountants.

7. Consider with management the rationale for employing audit firms other than the independent accountants.

8. Review with the independent accountants the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

9.  Consider and review with the independent accountants:

        a. The adequacy of the Company's internal controls, including computerized information systems controls and security.
        b. Any related significant findings and recommendations of the independent accountants, together with management's response thereto.

10. Review with management and the independent accountants at the completion of the annual examination:

        a.  The Company's annual financial statements and related notes.
        b. The independent accountant's audit of the financial statements and report thereon.
        c. Any significant changes required in the independent accountant's audit plan.
        d. Any serious difficulties or disputes with management encountered during the course of the audit.
        e. Other matters related to the conduct of the audit, which are to be communicated to the committee under generally accepted auditing standards.

11. Consider and review with management:

        a. Significant findings during the year and management's responses thereto.
        b. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.
        c.  Any changes required in the planned scope of their audit plan.

12. Review SEC filings and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

13. Review the interim financial report (before it is filed with the SEC or other regulators) with management and the independent accountants.

14. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountants.

15. Review with the independent accountant the results of their review of the Company's monitoring compliance with the Company's code of conduct.

16. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

17. Meet with the independent accountant and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

18. Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

19. Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities, and how they were discharged.

20. The audit  committee  shall  have the  power to  conduct  or  authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.
                                      A-2

21. The committee shall meet at frequently as circumstances require. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

22. The committee will perform such other functions as assigned by law, the Company's articles or bylaws, or the board of directors.

     The membership of the audit committee shall consist of at least three independent members of the board of directors who shall serve at the pleasure of the board of directors. Audit committee members and the committee chairman shall be nominated and designated by the full board of directors.

     The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.

                                                                       EXHIBIT I
                                                                          Page 1
                              GULFWEST OIL COMPANY
                     1994 STOCK OPTION AND COMPENSATION PLAN
                   (Amended and Restated as of April 1, 2001)


                                    ARTICLE I
                                     GENERAL

     1.1 Name. This plan will be known as the "GulfWest Oil Company 1994 Stock Option and Compensation Plan." Capitalized terms used herein are defined in
Article V hereof.

     1.2 Purpose. The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company to grant to its key employees, directors, and Advisors Options to purchase Common Stock of the Company and to pay its directors fees for their services as such. The Plan is designed to help the Company attract and retain superior personnel for positions of substantial responsibility and to provide employees, directors, and Advisors with an additional incentive to contribute to the success of the Company.

     1.3 Effective Date. The Amended and Restated Plan will be effective as of April 1, 2001.

     1.4 Eligibility to Participate. Any of the Company's key employees (including officers), directors, or Advisors will be eligible to participate in the Plan.

     1.5  Maximum  Number of  Shares of Common  Stock  Subject  to  Options  and
Director Fees. The shares of Common Stock subject to Options granted and director fees paid pursuant to the Plan may be either authorized and unissued shares or shares issued and thereafter acquired by the Company. Subject to adjustment pursuant to the provisions of Section 4.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock that may be issued from time to time pursuant to the exercise of Options or the payment of director fees shall be two million (2,000,000). The maximum number of shares of Common Stock with respect to which Options may be granted and director fees may be paid to any participant in the Plan during the term of the Plan is 500,000. Plan Shares with respect to which an Option has been exercised or a director fee paid will not again be available for grant hereunder. If Options terminate for any reason without being wholly exercised, new Options may be granted hereunder covering the number of Plan Shares to which such Option termination relates.

     1.6 Administration. The Plan will be administered by the Board or by a committee of directors (the "Stock Option Committee") appointed by the Board. As used herein, unless otherwise indicated, "Committee" shall mean the Board or the duly appointed Stock Option Committee, as applicable. Subject to the provisions of the Plan, the Committee will have the sole discretion and authority to determine from time to time the employees, directors and Advisors to whom Options will be granted and the number of Plan Shares subject to each Option, to interpret the Plan, to prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan, to determine and interpret the details and provisions of each Option Agreement, to modify or amend any Option Agreement or waive any conditions or restrictions applicable to any Option or the exercise thereof, and to make all other determinations necessary or advisable for the administration of the Plan. Except when the Committee consists of the entire Board, the Committee shall consist solely of two or more persons who are both "nonemployee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of
Section 162(m) of the Code and the regulations promulgated thereunder.

                                                                       EXHIBIT I
                                                                          Page 2

     A majority of the members of the Committee will constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee will constitute the action of the Committee.

     1.7 Conditions Precedent. The Company will not issue or deliver any Option Agreement or any certificate for Plan Shares pursuant to the Plan prior to fulfillment of all of the following conditions:

     (a) The admission of the Plan Shares to listing on all stock exchanges on which the Common Stock is then listed, unless the Committee determines in its sole discretion that such listing is neither necessary nor advisable;

     (b) The completion of any registration or other qualification of the sale of the Plan Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee in its sole discretion deems necessary or advisable; and

     (c) The obtaining of any approval or other clearance from any federal or state governmental agency that the Committee in its sole discretion determines to be necessary or advisable.

     1.8 Reservation of Shares of Common Stock. During the term of the Plan, the Company will at all times reserve and keep available such number of shares of Common Stock as may be necessary to satisfy the requirements of the Plan as to the number of Plan Shares. In addition, the Company will from time to time, as is necessary to accomplish the purposes of the Plan, use its best efforts to obtain from any regulatory agency having jurisdiction any requisite authority necessary to issue Plan Shares hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance of any Plan Shares will relieve the Company of any liability in respect of the nonissuance of Plan Shares as to which the requisite authority has not been obtained.

     1.9 Tax Withholding.

     (a) Condition Precedent. The issuance, delivery or exercise of any Options or Plan Shares under the Plan is subject to the condition that if at any time the Committee determines, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, the issuance, delivery or exercise of the Options or Plan Shares, then the issuance, delivery or exercise thereof will not be effective unless the withholding has been effected or obtained in a manner acceptable to the Committee.

     (b) Manner of Satisfying Withholding Obligation. When a person is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of an Option or the payment of a director fee, such payment may be made (i) in cash, (ii) by check, (iii) through the withholding by the Company ("Company Withholding") of a portion of the Plan Shares acquired upon the exercise of the Option having a Fair Market Value on the date the amount of tax to be withheld is to be determined equal to the amount required to be withheld or (iv) in any other form of valid consideration, as permitted by the Committee in its discretion; provided

                                                                      EXHIBIT  I
                                                                          Page 3

that a person who is required to file reports under Section 16 of the Exchange Act shall not be permitted to elect to satisfy his withholding obligation through Company Withholding; provided further, however, that the Committee, in its sole discretion, may require that such person's withholding obligation be satisfied through Company Withholding.

     1.10 Exercise of Options.

     (a) Method of Exercise. Each Option will be exercisable in accordance with the terms of the Option Agreement pursuant to which the Option was granted. Any Option will be deemed to be exercised for purposes of the Plan when written notice of exercise has been received by the Company at its principal office from the person entitled to exercise the Option and payment for the Plan Shares with respect to which the Option is exercised has been received by the Company in accordance with paragraph (b) below. No Option may be exercised for a fraction of a Plan Share.

     (b) Payment of Purchase Price. The purchase price of any Plan Shares purchased will be paid at the time of exercise of the Option either (i) in cash,
(ii) by certified or cashier's check, (iii) by cash or certified or cashier's check for the par value of the Plan Shares plus a promissory note for the balance of the purchase price, which note will contain such terms and provisions as the Committee may permit, including without limitation the right to repay the note partially or wholly with Common Stock, (iv) by delivery of a copy of irrevocable instructions from the Optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the Plan Shares purchased upon exercise of the Option or to pledge them as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price or (v) in any other form of valid consideration, as permitted by the Committee. If any portion of the purchase price or a note given at the time of exercise is paid in shares of Common Stock, those shares will be valued at the then Fair Market Value.

     1.11 Acceleration of Right of Exercise of Options. In the case of an Option not otherwise exercisable in full, the Committee may accelerate the exercisability of such Option in whole or in part at any time. Notwithstanding the provisions of any Option Agreement regarding the time for exercise of an Option, the following provisions will apply:

     (a) Mergers and Reorganizations. If the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets of the Company by means of a sale, merger or other reorganization, liquidation or otherwise in a transaction in which the Company is not the surviving corporation, any Option will become immediately exercisable with respect to the full number of shares subject to that Option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets of the Company and ending when the disposition of assets contemplated by that agreement is consummated or the Option is otherwise terminated in accordance with its provisions or the provisions of the Article pursuant to which it was granted, whichever occurs first; provided that no Option will be immediately exercisable under this section on account of any agreement of merger or other reorganization when the shareholders of the Company immediately before the consummation of the transaction will own at least fifty percent of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the consummation of the transaction. The Option will not become immediately exercisable if the transaction contemplated in the agreement is a merger or reorganization in which the Company will survive.

                                                                       EXHIBIT I
                                                                          Page 4

     (b) Change in Control. In the event of a change in control or threatened change in control of the Company, all Options granted prior to the change in control or threatened change in control will become immediately exercisable. The term "change in control" for purposes of this section refers to the acquisition of 25% or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d)(3) of the Exchange Act (other than an acquisition by a person or group meeting the requirements of clauses (i) and (ii) of Rule 13d-1(b)(1) promulgated under the Exchange Act); provided that no change in control or threatened change in control will be deemed to have occurred if prior to the acquisition of, or offer to acquire, ten percent or more of the voting securities of the Company, the full Board has adopted by not less than two-thirds vote a resolution specifically approving such acquisition or offer. The term "person" for purposes of this section refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. Whether a change in control is threatened will be determined solely by the Committee.

     1.12 Compliance with Securities Laws. Plan Shares will not be issued with respect to any Option or director fee unless the exercise of the Option (if applicable) and the issuance and delivery of the Plan Shares complies with all relevant provisions of federal and state law, including without limitation the Securities Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Plan Shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may also require an Optionee or director fee recipient to furnish evidence satisfactory to the Company, including without limitation a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition or otherwise, that the Plan Shares are being acquired only for investment and without any present intention to sell or distribute the shares in violation of any federal or state law, rule or regulation. Further, each Optionee or director fee recipient will consent to the imposition of a legend on the certificate representing the Plan Shares issued upon the exercise of the Option or the payment of a director fee, restricting their transferability as required by law or by this section.

     1.13 Employment of Optionee. Nothing in the Plan or in any Option granted hereunder will confer upon any Optionee any right to continued employment by the Company or any of its subsidiaries or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment.

     1.14 Transferability of Options. The Committee may, in its discretion, provide in any Option Agreement that Options granted hereunder may be transferred by the holder thereof upon five days prior written notice to the Company, subject to compliance with applicable securities laws; provided, however, that an Incentive Option shall not be transferable other than by will or the laws of descent and distribution.

     1.15 Information to Optionees. The Company will furnish to each Optionee copies of annual reports, proxy statements and all other reports sent to the Company's shareholders. Upon written request, the Company will furnish to each Optionee a copy of its most recent Annual Report on Form 10-K and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.

     1.16 Plan Binding on Successors. The Plan will be binding upon the successors and assigns of the Company and any of its subsidiaries that adopt the Plan.

                                                                       EXHIBIT I
                                                                          Page 5

                                   ARTICLE II
                                TERMS OF OPTIONS

     2.1 Nature of Options. Options may be either Incentive Options or Nonqualified Options; provided, however, that Incentive Options may be issued only to persons who are employees of the Company or a parent or subsidiary of the Company.

     2.2 Duration of Options. Each Option granted under this Article and all rights thereunder will expire on the date determined by the Committee, but in no event will any Option granted under this Article expire later than ten years after the date on which the Option is granted, and in no event will any Incentive Option granted to a Ten-Percent Shareholder expire later than five years after the date on which the Incentive Option is granted. In addition, each Option will be subject to early termination as provided elsewhere in the Plan.

     2.3 Rights Upon Termination of Employment or Service as a Director or Advisor. The Committee shall have discretion to include in each Option Agreement such provisions regarding exercisability of Options following the termination of an Optionee's employment or service as a director or Advisor as the Committee, in its sole discretion, deems to be appropriate.

     2.4 Purchase Price. The purchase price for Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option may not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option; provided, that the purchase price for Plan Shares acquired pursuant to the exercise, in whole or in part, of an Incentive Option granted to a Ten-Percent Shareholder may not be less than 110 percent of the Fair Market Value of the Plan Shares at the time of the grant of the Incentive Option.

     2.5 Individual Option Agreements. Each Optionee will be required to enter into a written Option Agreement with the Company. In such Option Agreement, the Employee will agree to be bound by the terms and conditions of the Plan and such other matters as the Committee deems appropriate.

     2.6 Maximum Amount of Incentive Options First Exercisable in a Year. The aggregate Fair Market Value of Plan Shares (determined at the time an Incentive Option is granted) with respect to which Incentive Options are exercisable for the first time by a person during any calendar year under all incentive stock option plans of the Company and its subsidiaries and affiliates shall not exceed $100,000. Any portion of an Incentive Option that exceeds this limitation shall be considered to be a Nonqualified Option.

     2.7 One-Time Grant to Directors. The Committee shall issue a Nonqualified Option to each person who is a member of the Board on April 15, 1998. Each such Nonqualified Option shall be for the purchase of 20,000 shares of Common Stock at an exercise price per share equal to the Fair Market Value of a share of Common Stock on April 15, 1998; shall be immediately exercisable; and shall expire on April 1, 2008, subject to earlier termination as provided elsewhere in the Plan.

                                                                       EXHIBIT I
                                                                          Page 6

                                   ARTICLE III
                                  DIRECTOR FEES

     3.1 Provision for Payment. The Committee shall have the authority to provide for the payment of reasonable fees to directors for their attendance at meetings of the Board. Subject to Section 3.2, the amount of any such fees, the time when they become payable, and all other terms pertaining to such fees shall be determined by the Committee in its sole discretion.

     3.2 Form of Payment. Upon the Committee's providing for the payment of director fees pursuant to Section 3.1, the fees shall be payable in cash, in Common Stock, or in Options, as elected by each director to whom the fees are payable.


                                   ARTICLE IV
                      AMENDMENT, TERMINATION AND ADJUSTMENT

     4.1 Amendment and Termination. The Plan will terminate on February 11, 2004. No Options will be granted under the Plan after that date of termination. The Committee may at any time amend or revise the terms of the Plan, including the form and substance of the Option Agreements to be used in connection herewith. No amendment, suspension, or termination of the Plan may, without the consent of the Optionee who has received an Option hereunder, alter or impair any of that Optionee's rights or obligations under any Option granted under the Plan prior to that amendment, suspension, or termination.

     4.2 Adjustment. If the outstanding Common Stock is increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment will be made in the maximum number and kind of Plan Shares as to which Options may be granted and director fees paid under the Plan. A corresponding adjustment will be made in the number or kind of shares allocated to and purchasable under unexercised Options or portions thereof granted prior to any such change. Any such adjustment in outstanding Options will be made without change in the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share purchasable under the Option. The foregoing adjustments and the manner of application of the foregoing provisions will be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

                                    ARTICLE V
                                   DEFINITIONS

     As used herein with initial capital letters, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

     5.1 "Advisor" means any person performing advisory or consulting services for the Company, with or without compensation, to whom the Company chooses to grant Options in accordance with the Plan, provide that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.

                                                                       EXHIBIT I
                                                                          Page 7

     5.2 "Board" means the Board of Directors of the Company.

     5.3 "Code" means the Internal Revenue Code of 1986, as from time to time amended.

     5.4 "Committee" shall have the meaning set forth in Section 1.6.

     5.5 "Common Stock" means the Class A Common Stock, par value $0.001 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.

     5.6 "Company" means Gulfwest Oil Company, a Texas corporation.

     5.7 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     5.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     5.9 "Fair Market Value" means such value as will be determined by the Committee on the basis of such factors as it deems appropriate; provided that if the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on the NASDAQ National Market System, such value will be determined by the Committee on the basis of the last reported sale price for the Common Stock on the date for which such determination is relevant, as reported on the national securities exchange or the NASDAQ National Market System, as the case may be. If the Common Stock is not listed and traded upon a recognized securities exchange or on the NASDAQ National Market System, the Committee will make a determination of Fair Market Value on the basis of the closing bid and asked quotations for such stock on the date for which such determination is relevant (as reported by a recognized stock quotation service) or, in the event that there will be no bid or asked quotations on the date for which such determination is relevant, then on the basis of the mean between the closing bid and asked quotations on the date nearest preceding the date for which such determination is relevant for which such bid and asked quotations were available.

     5.10 "Incentive Option" means an Option that qualifies as an incentive stock option under Section 422 of the Code.

     5.11 "Nonqualified Option" means an Option that is not an Incentive Option.

     5.12 "Option" means a stock option granted under the Plan.

     5.13 "Optionee" means an employee, director or Advisor to whom an Option has been granted hereunder.

     5.14 "Option Agreement" means an agreement between the Company and an Optionee with respect to one or more Options.

     5.15  "Plan"   means  the  GulfWest  Oil  Company  1994  Stock  Option  and
Compensation Plan, as amended from time to time.

                                                                       EXHIBIT I
                                                                          Page 8

     5.16 "Plan Shares" means shares of Common Stock issuable pursuant to the Plan.

     5.17 "Securities Act" means the Securities Act of 1933, as amended.

     5.18 "Ten-Percent Shareholder" means a person who, at the time an Option is granted, owns shares of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any subsidiary or affiliate of the Company within the meaning of Section 422 of the Code.

                                                                      EXHIBIT II
                                     FORM OF
                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION

     GULFWEST OIL COMPANY, a corporation organized and existing under an by virtue of the laws of the State of Texas (the "Corporation"), does hereby certify that:

     1. The name of the corporation is GulfWest Oil Company.

     2. The Board of Directors of the Corporation at a Meeting of the Board of Directors held in accordance with the provisions of Article 2.37 of the Texas Business Corporation Act of the State of Texas adopted a resolution proposing and declaring advisable the following amendment to the Articles of Incorporation of the Corporation:

     a. The first paragraph of Article One of the Articles of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

     The name of the corporation is GulfWest Energy, Inc.

     3. An Annual Meeting of the Stockholders of the Corporation was held on May 18, 2001, in accordance with the provisions of Article 2.24 of the Texas Business Corporation Act of the State of Texas, at which meeting the holders of more than a majority of the Corporation's outstanding shares of Common Stock approved the foregoing amendment to the Corporation's Articles of Incorporation.

     4. The foregoing amendment to the Corporation's Articles of Incorporation was duly adopted in accordance with the applicable provisions of the Texas Business Corporation Act of the State of Texas.

     5. The number of shares outstanding and entitled to vote on the amendment was 18,445,041.

     6. The number of shares voted for the amendment was ________________ and the number voted against (or abstaining) was _____________shares.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Thomas R. Kaetzer, its President, this 18th day of May, 2001.


                                GULFWEST ENERGY, INC.

                                By: /s/  Thomas R. Kaetzer
                                -------------------------------
                                Thomas R. Kaetzer
                                President

                              GULFWEST OIL COMPANY

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 18, 2001

     The undersigned hereby appoints Jim C. Bigham proxy of the undersigned, with power of substitution, to vote all shares of Common Stock of the Company held by the undersigned which are entitled to be voted at the Annual Meeting of Shareholders to be held May 18, 2001, and any adjournment(s) thereof as effectively as the undersigned could do if personally present.

     (1) To elect the following persons as directors, each to serve until the next Annual Meeting of Shareholders, and until his successor is duly elected and qualified:

Marshall A. Smith III    Thomas R. Kaetzer    Jim C. Bigham   J. Virgil Waggoner
John E. Loehr            Anthony P. Towell    Steven M. Morris

     ____     FOR all persons listed (except as marked to the contrary  below.
     ____     Withhold authority to vote for all nominees.
     ____     Withhold  authority to vote for  nominee(s),named below:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     (2) FOR the amendment of the Company's Articles of Incorporation to change the name of the Company to "GulfWest Energy, Inc."

     (3) FOR the amendment and restatement of the Company's 1994 Stock Option and Compensation Plan.

     (4) In the discretion of the Proxy holder, on any other matter that may properly come before the meeting or any adjournments thereof.

     The shares represented by this Proxy will be voted as directed. WHERE NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR MATTERS (1), (2) and (3) above.

     The undersigned hereby revokes any proxy or proxies heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the Proxy, or his substitutes, or any of them, may lawfully do by virtue hereof.

     Please sign below, date, and return promptly in the enclosed envelope.

Dated:                 , 2001
      -----------------          ----------------------------------------
                                 ----------------------------------------

                                 IMPORTANT:  Please  date this
                                 Proxy   and  sign  your  name
                                 exactly  as it appears to the
                                 left.  When signing on behalf
                                 of a corporation, partnership,
                                 estate, trust or in other
                                 representative capacity, please
                                 sign  name and title Where there
                                 is more than one  owner,  each
                                 owner must sign.